SCUDDER
                                                                     INVESTMENTS

                             Money Market Funds


Prospectus


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                             October 1, 2004
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                             Scudder Cash Investment Trust
                             Class AARP and Class S Shares

                             Scudder Money Market Series
                             Premium Class AARP Shares
                             Premium Class S Shares
                             Prime Reserve Class AARP Shares
                             Prime Reserve Class S Shares

                             Scudder Tax-Free Money Fund
                             Class AARP and Class S Shares

                             Scudder U.S. Treasury Money Fund
                             Class AARP and Class S Shares











As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Contents
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How the Funds Work                          How to Invest in the Funds

  4  Scudder Cash Investment Trust           43  How to Buy, Sell and Exchange
                                                 Class AARP Shares
 10  Scudder Money Market Series
                                             45  How to Buy, Sell and Exchange
 17  Scudder Tax-Free Money Fund                 Class S Shares

 24  Scudder U.S. Treasury Money             47  Policies You Should Know
     Fund                                        About

 29  Other Policies and Risks                54  Understanding Distributions
                                                 and Taxes
 30  Who Manages and Oversees
     the Funds

 32  Financial Highlights

How the Funds Work

These funds are money funds, meaning that they seek to maintain a stable $1.00 share price to preserve the value of your investment.

Taken as a group, they represent a spectrum of approaches to money fund investing. One fund invests for income that is free from regular federal income taxes. Each fund follows its own goal.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices aren't guaranteed, so be aware that you could lose money by investing in them.

This prospectus offers classes of shares for each fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

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                                                     |  Class AARP     Class S

                                      ticker symbol  |  AITXX          SCTXX

                                      fund number    |  165            065

  Scudder Cash Investment Trust
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The Fund's Main Investment Strategy

The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements.

While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7. The fund follows two policies designed to maintain a stable share price:

o Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund


There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Class AARP shares is September 11, 2000. Performance figures before that date reflect the historical performance of the fund's original share class (Class S).

As of December 31, 2003, the fund's 7-day yield was 0.31% for both classes. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Cash Investment Trust

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Annual Total Returns (%) as of 12/31 each year                        Class S
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994      3.70
1995      5.25
1996      4.70
1997      4.85
1998      4.83
1999      4.55
2000      5.78
2001      3.53
2002      1.08
2003      0.42

2004 Total Return as of June 30: 0.18%

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000              Worst Quarter: 0.07%, Q3 2003

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Average Annual Total Returns (%) as of 12/31/2003
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                               1 Year            5 Years            10 Years
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Class AARP                      0.42               3.05               3.85
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Class S                         0.42               3.05               3.85
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Total returns from 1998 through 2001 and 2004 would have been lower if operating expenses hadn't been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S you pay them indirectly.

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Fee Table                                             Class AARP      Class S
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Shareholder Fees, paid directly from your investment       None         None
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Annual Operating Expenses, deducted from fund assets
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Management  Fee                                            0.44%        0.44%
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Distribution (12b-1) Fee                                   None         None
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Other Expenses*                                            0.49         0.43
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Total Annual Operating Expenses                            0.93         0.87
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Less Expense Waiver**                                     -0.21        -0.15
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Net Annual Fund Operating Expenses (after waiver)          0.72         0.72
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* Restated and estimated to reflect the termination of the fixed rate administrative fee.

** Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.72% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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Example                    1 Year        3 Years        5 Years       10 Years
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Class AARP shares            $74           $275           $494        $1,124
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Class S shares                74            263            468         1,059
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  ticker symbols  Premium Class AARP        |  SMMXX      fund numbers  |   102

                  Premium Class S           |  SPMXX                    |   402

                  Prime Reserve Class AARP  |  APSXX                    |   109

                  Prime Reserve Class S     |  SCRXX                    |   309

  Scudder Money Market Series
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The Fund's Main Investment Strategy

The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital and the fund's investment policies. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements.

While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7. The fund follows two policies designed to maintain a stable share price:

o Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund will normally invest at least 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund


There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund's Premium Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Premium Class AARP is October 2, 2000, for Premium Class S is August 4, 1997, for Prime Reserve Class AARP is August 11, 2000 and for Prime Reserve Class S is October 15, 1998. Performance figures before these dates for each share class reflect the historical performance of the fund's original share class, Scudder Money Market Series -- Managed Shares and, in the case of the Prime Reserve Class AARP and Prime Reserve Class S shares, are adjusted to reflect the higher gross total annual operating expenses of each class. Managed shares are offered in a different prospectus.

As of December 31, 2003, the fund's 7-day yield was 0.81% for both Premium Classes and 0.66% for both Prime Reserve Classes. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Money Market Series

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Annual Total Returns (%) as of 12/31 each year                 Premium Class S
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994      3.86
1995      5.57
1996      4.97
1997      5.25
1998      5.46
1999      5.20
2000      6.40
2001      3.93
2002      1.54
2003      0.89

2004 Total Return as of June 30: 0.42%

For the periods included in the bar chart:

Best Quarter: 1.63%, Q3 2000              Worst Quarter: 0.19%, Q3 2003

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Average Annual Total Returns (%) as of 12/31/2003
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                                      1 Year          5 Years        10 Years
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Premium Class AARP                       0.89            3.55            4.26
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Premium Class S                          0.89            3.57            4.29
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Prime Reserve Class AARP                 0.74            3.39            4.11
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Prime Reserve Class S                    0.74            3.37            4.10
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Total returns since inception would have been lower if operating expenses hadn't been reduced.

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Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of any class listed below, you pay them indirectly.

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                                                           Prime        Prime
                                  Premium     Premium     Reserve      Reserve
Fee Table                       Class AARP    Class S    Class AARP     Class S
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Shareholder Fees,
paid directly from
your investment                   None        None         None         None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee+                  0.25%       0.25%        0.25%        0.25%
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Distribution (12b-1) Fee          None        None         None         None
--------------------------------------------------------------------------------
Other Expenses*                   0.08        0.11         0.16         0.31
--------------------------------------------------------------------------------
Total Annual Operating            0.33        0.36         0.41         0.56
Expenses
--------------------------------------------------------------------------------
Less Expense Waiver**+              --          --           --        -0.06
--------------------------------------------------------------------------------
Net Annual Fund Operating         0.33        0.36         0.41         0.50
Expenses (after waiver)
--------------------------------------------------------------------------------

+ From time to time, the Advisor may voluntarily waive or reimburse certain expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

* Restated and estimated to reflect the termination of the fixed rate administrative fee.

** Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.50% for each class of shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.

Based on the costs above (including for Prime Reserve Class S, one year of capped expenses in each period), this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                             1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Premium Class AARP shares             $34        $106        $185        $418
--------------------------------------------------------------------------------
Premium Class S shares                 37         116         202         456
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Prime Reserve Class AARP shares        42         132         230         518
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Prime Reserve Class S shares           51         173         307         696
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                                                     |  Class AARP     Class S

                                      ticker symbol  |  AFRXX          STFXX

                                      fund number    |  171            071

  Scudder Tax-Free Money Fund
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The Fund's Main Investment Strategy

The fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. The fund invests under normal market conditions at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high quality, short-term municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT).

This fund is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer's creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7. The fund follows two policies designed to maintain a stable share price:

o Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 397 days or less at the time of purchase;

o The fund buys short-term municipal obligations that at the time of purchase:

     - have received the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of comparable quality by the advisor; or

     - have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

o Municipal trust receipts (MTRs). MTRs may also be called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The portfolio managers currently intend to invest up to 25% of the fund's net assets in MTRs.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

Special Tax Features. Political or legal actions could change the tax-exempt status of the fund's dividend. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 20% of the fund's assets in high quality money market investments that are subject to Federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Class AARP shares is September 11, 2000. Performance figures before that date reflect the historical performance of the fund's original share class (Class S).

As of December 31, 2003, the fund's taxable equivalent yield was 0.84% for both classes. To learn the current yield, investors may call the fund's Service Center at 1-800-SCUDDER.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund's tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Tax-Free Money Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994      2.26
1995      3.27
1996      2.91
1997      3.10
1998      2.92
1999      2.71
2000      3.61
2001      2.26
2002      0.85
2003      0.47

2004 Total Return as of June 30: 0.18%

For the periods included in the bar chart:

Best Quarter: 0.96%, Q4 2000              Worst Quarter: 0.07%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                               1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class AARP                      0.46               1.97               2.43
--------------------------------------------------------------------------------
Class S                         0.47               1.97               2.43
--------------------------------------------------------------------------------

Total returns from 1996 through 2001 would have been lower if operating expenses hadn't been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from                    None            None
your investment
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee                                        0.50%           0.50%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                None            None
--------------------------------------------------------------------------------
Other Expenses*                                         0.30            0.17
--------------------------------------------------------------------------------
Total Annual Operating Expenses                         0.80            0.67
--------------------------------------------------------------------------------
Less Expense Waiver**                                  -0.10             --
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after waiver)       0.70            0.67
--------------------------------------------------------------------------------

* Restated and estimated to reflect the termination of the fixed rate administrative fee.

** Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.70% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.

Based on the costs above (including for Class AARP shares, one year of capped expenses in each period), this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP shares            $72           $245           $434          $981
--------------------------------------------------------------------------------
Class S shares                68            214            373           835
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     |  Class AARP     Class S


                                      ticker symbol  |  SUSXX          SCGXX

                                      fund number    |  159            059

  Scudder U.S. Treasury Money Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks current income consistent with safety, liquidity and stability of capital by investing, under normal circumstances, at least 80% of total assets in short-term debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations.

While the fund's advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The fund seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US Government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates. The fund is managed in accordance with Rule 2a-7.

Principal investments

The fund primarily invests in the following types of investments:

o US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most fund shareholders, the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

Working in consultation with the portfolio managers, the credit team screens potential issuers and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the fund's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This, in turn, could cause the fund's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Class AARP shares is September 11, 2000. Performance figures before that date reflect the historical performance of the fund's original share class (Class S).

As of December 31, 2003, the fund's 7-day yield was 0.20% for both classes. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The "total return" of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder U.S. Treasury Money Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994      3.52
1995      5.22
1996      4.62
1997      4.67
1998      4.78
1999      4.41
2000      5.62
2001      3.21
2002      0.95
2003      0.41

2004 Total Return as of June 30: 0.15%

For the periods included in the bar chart:

Best Quarter: 1.47%, Q3 2000              Worst Quarter: 0.05%, Q4 2003

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                               1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
Class AARP                      0.41               2.90               3.73
--------------------------------------------------------------------------------
Class S                         0.41               2.90               3.73
--------------------------------------------------------------------------------

Total returns from 1992 through 2001 and 2004 would have been lower if operating expenses hadn't been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S you pay them indirectly.


--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from
your investment                                         None            None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management  Fee                                         0.40%           0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                None            None
--------------------------------------------------------------------------------
Other Expenses*                                         0.38            0.39
--------------------------------------------------------------------------------
Total Annual Operating Expenses                         0.78            0.79
--------------------------------------------------------------------------------
Less Expense Waiver**                                  -0.13           -0.14
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after waiver)       0.65            0.65
--------------------------------------------------------------------------------

* Restated and estimated to reflect the termination of the fixed rate administrative fee.

** Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.65% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP shares            $66           $236           $421          $954
--------------------------------------------------------------------------------
Class S shares                66            238            425           965
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, Scudder Tax-Free Money Fund has a fundamental policy, which cannot be changed without shareholder approval of investing at least 80% of net assets, plus the amount of any borrowing for investment purposes, in municipal securities exempt from federal income tax and the alternative minimum tax. None of the funds currently intends to borrow for investment purposes. In addition, Scudder U.S. Treasury Money Fund has agreed to provide shareholders with at least 60 days' notice prior to making any changes to the fund's policy of investing at least 80% of its total assets in short-term debt obligations of the US Treasury or in repurchase agreements collateralized by US Treasury debt obligations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                             Fee Paid
---------------------------------------------------------------------
Scudder Cash Investment Trust                          0.44%
---------------------------------------------------------------------
Scudder Money Market Series                            0.10%*
---------------------------------------------------------------------
Scudder Tax-Free Money Fund                            0.50%
---------------------------------------------------------------------
Scudder U.S. Treasury Money Fund                       0.40%
---------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

AARP, through its affiliates, monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience in managing money market funds.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Cash Investment Trust -- Class AARP

--------------------------------------------------------------------------------
 Years Ended May 31,                         2004     2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period       $ 1.00    $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .003      .008     .020      .040
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.003)    (.008)   (.020)    (.040)
--------------------------------------------------------------------------------
Net asset value, end of period             $ 1.00    $ 1.00   $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                            .33^b       .84     1.96    4.10^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)        198       251      295       361
--------------------------------------------------------------------------------
Ratio of expenses before expense              .86       .84      .83     .79^d*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense               .77       .84      .83     .79^d*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)            .39       .85     2.01     5.30*
--------------------------------------------------------------------------------

^a For the period from September 11, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

^b   Total returns would have been lower had certain expenses not been reduced.

^c Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

^d The ratio of operating expenses includes a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratio without this reduction was .82%.

*    Annualized

**   Not annualized

Scudder Cash Investment Trust -- Class S

--------------------------------------------------------------------------------
 Years Ended May 31,                 2004     2003      2002     2001      2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income             .003      .008     .020      .055     .048
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.003)    (.008)   (.020)    (.055)   (.048)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                  .33^a       .84     1.98    5.59^a,^b   5.01^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            612       716      798       977      981
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .85       .84      .83      .84^c    1.05^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .77       .84      .83      .80^c     .90^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   .39       .85     2.01      5.44     4.86
--------------------------------------------------------------------------------

^a   Total returns would have been lower had certain expenses not been reduced.

^b Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

^c The ratios of operating expenses include a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratios without this net reduction before and after expense reductions were .87% and .82%, respectively.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .99% and .85%, respectively.

Scudder Money Market Series -- Premium Class AARP

--------------------------------------------------------------------------------
 Years Ended May 31,                          2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
  Net investment income                       .008     .013      .024     .037
--------------------------------------------------------------------------------
  Distributions from net investment income  (.008)   (.013)    (.024)   (.037)
--------------------------------------------------------------------------------
Net asset value, end of period              $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)^b                             .81     1.29      2.44   3.75^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)         164      186       188      185
--------------------------------------------------------------------------------
Ratio of expenses before expense               .49      .50       .50     .51*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense                .33      .35       .35     .35*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)             .81     1.24      2.49    5.62*
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of operations of Premium Class AARP shares) to May 31, 2001.

^b   Total returns would have been lower had certain expenses not been reduced.

^c Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

*    Annualized

**   Not annualized

Scudder Money Market Series -- Premium Class S

--------------------------------------------------------------------------------
 Years Ended May 31,                      2004     2003    2002    2001     2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 1.00   $ 1.00  $ 1.00  $ 1.00   $ 1.00
--------------------------------------------------------------------------------
  Net investment income                   .008     .013    .024    .059     .055
--------------------------------------------------------------------------------
  Distributions from net investment     (.008)   (.013)  (.024)  (.059)   (.055)
  income
--------------------------------------------------------------------------------
Net asset value, end of period          $ 1.00   $ 1.00  $ 1.00  $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)^a                        .81     1.29    2.44   6.06^b     5.68
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     512      653     826   1,004    1,067
--------------------------------------------------------------------------------
Ratio of expenses before expense          .49      .50     .50     .48     .35^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           .33      .35     .35     .32     .20^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)         .81     1.24    2.49    5.88     5.56
--------------------------------------------------------------------------------

^a   Total returns would have been lower had certain expenses not been reduced.

^b Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .35% and .20%, respectively.

Scudder Money Market Series -- Prime Reserve Class AARP

--------------------------------------------------------------------------------
 Years Ended May 31,                        2004      2003      2002      2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period     $ 1.00    $ 1.00    $ 1.00     $ 1.00
--------------------------------------------------------------------------------
  Net investment income                    .007      .011      .023       .044
--------------------------------------------------------------------------------
  Distributions from net investment      (.007)    (.011)    (.023)     (.044)
  income
--------------------------------------------------------------------------------
Net asset value, end of period           $ 1.00    $ 1.00    $ 1.00     $ 1.00
--------------------------------------------------------------------------------
Total Return (%)^b                          .67      1.14      2.28     4.53^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)       86       119       146        217
--------------------------------------------------------------------------------
Ratio of expenses before expense            .63       .65       .65       .66*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense             .47       .50       .50       .50*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)          .67      1.09      2.34      5.60*
--------------------------------------------------------------------------------

^a For the period from August 11, 2000 (commencement of operations of Prime Reserve Class AARP shares) to May 31, 2001.

^b   Total returns would have been lower had certain expenses not been reduced.

^c Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

*    Annualized

**   Not annualized

Scudder Money Market Series -- Prime Reserve Class S

--------------------------------------------------------------------------------
 Years Ended May 31,                      2004     2003    2002    2001     2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 1.00   $ 1.00  $ 1.00  $ 1.00   $ 1.00
--------------------------------------------------------------------------------
  Net investment income                   .007     .011    .023    .057     .052
--------------------------------------------------------------------------------
  Distributions from net investment     (.007)   (.011)  (.023)  (.057)   (.052)
  income
--------------------------------------------------------------------------------
Net asset value, end of period          $ 1.00   $ 1.00  $ 1.00  $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)^a                        .66     1.14    2.29   5.82^b     5.30
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      38       48      49      55       46
--------------------------------------------------------------------------------
Ratio of expenses before expense          .64      .65     .65     .64     .74^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           .49      .50     .50     .46     .59^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)         .65     1.09    2.34    5.74     5.18
--------------------------------------------------------------------------------

^a   Total returns would have been lower had certain expenses not been reduced.

^b Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .74% and .59%, respectively.

Scudder Tax-Free Money Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended May 31,                          2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .004     .007      .014     .024
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.004)   (.007)    (.014)   (.024)
--------------------------------------------------------------------------------
Net asset value, end of period              $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                              .37^b      .74      1.39   2.50**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          62       69        76       83
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions    .69      .65       .65     .65*
(%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions     .67      .65       .65     .65*
(%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)             .36      .74      1.39    3.28*
--------------------------------------------------------------------------------

^a For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

^b   Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Tax-Free Money Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended May 31,                       2004     2003    2002    2001    2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period     $ 1.00   $ 1.00  $ 1.00  $ 1.00  $ 1.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    .004     .007    .014    .034    .030
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.004)   (.007)  (.014)  (.034)  (.030)
--------------------------------------------------------------------------------
Net asset value, end of period           $ 1.00   $ 1.00  $ 1.00  $ 1.00  $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                          .37      .74    1.39   3.43^a   3.09^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      162      210     259     262     267
--------------------------------------------------------------------------------
Ratio of expenses before expense           .67      .65     .65     .67    .75^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense            .67      .65     .65     .65    .66^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)          .36      .74    1.39    3.39    3.04
--------------------------------------------------------------------------------

^a   Total returns would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were .73% and .65%, respectively.

Scudder U.S. Treasury Money Fund -- Class AARP

--------------------------------------------------------------------------------
 Years Ended May 31,                          2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .003     .008      .018     .033
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income and net realized
  gains on investment transactions          (.003)   (.008)    (.018)   (.033)
--------------------------------------------------------------------------------
Net asset value, end of period              $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                              .29^b      .77      1.76   3.32**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          14       15         8        5
--------------------------------------------------------------------------------
Ratio of expenses before expenses              .81      .81       .80     .80*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expenses               .71      .81       .80     .80*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)             .36      .77      1.76    4.92*
--------------------------------------------------------------------------------

^a From October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

^b   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder U.S. Treasury Money Fund -- Class S

--------------------------------------------------------------------------------
 Years Ended May 31,                       2004     2003    2002    2001    2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period     $ 1.00   $ 1.00  $ 1.00  $ 1.00  $ 1.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                    .003     .008    .018    .052    .047
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income and net realized
  gains on investment transactions       (.003)   (.008)  (.018)  (.052)  (.047)
--------------------------------------------------------------------------------
Net asset value, end of period           $ 1.00   $ 1.00  $ 1.00  $ 1.00  $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                        .29^a      .77    1.76   5.33^a   4.83^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      224      302     326     379     365
--------------------------------------------------------------------------------
Ratio of expenses before expense           .81      .81     .80     .94   1.06^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense            .71      .81     .80     .75    .66^b
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)          .36      .77    1.76    5.21    4.70
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.04% and .65%, respectively.

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

As noted earlier, there are multiple classes of shares of the funds available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Please make your checks payable to "The AARP Investment Program."

================================================================================
First investment                          Additional investments
================================================================================
Money Market Series:                      $50 minimum for regular accounts and
                                          IRA accounts
$10,000 for Prime Reserve Class AARP
$25,000 for Premium Class AARP            $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
All other funds:                          Direct Deposit

 $1,000 or more; $500 or more for IRAs*
================================================================================
By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o fund and class name

o Send it to us at the appropriate        o account number
  address, along with an investment
  check                                   o check payable to "The AARP
                                            Investment Program"
================================================================================
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
================================================================================
By phone

Not available                             o Call 1-800-253-2277 for instructions
================================================================================
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277
================================================================================
Payroll Deduction or Direct Deposit

o Select either of these options on your  o Once you specify a dollar amount
  enrollment form and submit it. You        investments are automatic
  will receive further instructions by
  mail.
================================================================================
Using QuickBuy

Not available                             o Call 1-800-253-2277 to speak to a
                                            representative

                                          o Or, to use QuickBuy on the
                                            Easy-Access Line, call
                                            1-800-631-4636 and follow the
                                            instructions on how to purchase
                                            shares
================================================================================
On the Internet

o Go to "services and forms -- How to     o Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
================================================================================

*    Scudder Tax-Free Money Fund is not appropriate for IRAs.

--------------------------------------------------------------------------------

Regular mail: The AARP Investment Program,
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
To open a new account: same minimum as    Some transactions, including most for
for a new investment                      over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
For exchanges between existing accounts:  51
$50 or more
================================================================================

By phone or wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
================================================================================
Using Easy-Access Line

o Call 1-800-631-4636 for instructions    o Call 1-800-631-4636 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the funds, class and number    o name of the fund, class and number
  of shares or dollar amount you want to    of shares or dollar amount you want
  exchange                                  to redeem
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            an account, call 1-800-253-2277
================================================================================
Using QuickSell

Not available                             o Call 1-800-253-2277 for instructions
================================================================================
Using Checkwriting

Not available                             o Write a check on your account. See
                                            page 50 for checkwriting minimums.
================================================================================
On the Internet

o Register at aarp.scudder.com            Not available

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
================================================================================

--------------------------------------------------------------------------------

 To reach us:    o Web site aarp.scudder.com

                 o Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m.
                   EST

                 o Confidential fax line 1-800-821-6234, always open

                 o TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

 Class AARP      o AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Please make your checks payable to "The Scudder Funds."

================================================================================
First investment                          Additional investments
================================================================================
Money Market Series:                      $50 or more for regular accounts and
                                          IRA accounts
$10,000 or more for Prime Reserve
Class S; $25,000 or more for Premium      $50 or more with an Automatic
Class S                                   Investment Plan

All other funds:

$2,500 or more; $1,000 or more for IRAs*
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Scudder Funds"
================================================================================
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
================================================================================
By phone

Not available                             o Call 1-800-SCUDDER for instructions
================================================================================
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER
================================================================================
Using QuickBuy

Not available                             o Call 1-800-SCUDDER for instructions
================================================================================
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
================================================================================

*    Scudder Tax-Free Money Fund is not appropriate for IRAs.




--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
To open a new account: same minimum as    Some transactions, including most for
for a new investment                      over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
For exchanges between existing accounts:  51
$50 or more
================================================================================
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions

================================================================================
Using SAIL(TM)

o Call 1-800-343-2890 for instructions    o Call 1-800-343-2890 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
================================================================================
Using QuickSell

Not available                             o Call 1-800-SCUDDER for instructions
================================================================================
Using Checkwriting

Not available                             o Write a check on your account. See
                                            page 50 for checkwriting minimums.
================================================================================
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through securities dealers or financial advisors, check the materials you received from them because particular dealers, advisors or other intermediaries may adopt policies, procedures or limitations that are beyond those described by each fund. Please note that securities dealers or financial advisors may charge fees separate from those charged by each fund and may be compensated by the fund through the Shareholder Service Agent for the services they provide to their clients.

In either case, keep in mind that the information in this prospectus applies only to a fund's Class AARP and Class S shares. Scudder Money Market Series has two other share classes. The fund's additional classes are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange for all funds, except Scudder Money Market Series (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and at 5:00 p.m. Eastern time for Scudder Money Market Series. Except for Scudder Money Market Series, each fund also calculates its share price as of 12:00 noon Eastern time on business days. You can place an order to buy or sell shares at any time. Orders for Scudder Money Market Series received between 4:00 p.m. and 5:00 p.m. Eastern time may be rejected based on certain guidelines described in the Statement of Additional Information.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order". After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges). In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

For all funds except Scudder Money Market Series, wire transactions that arrive by 12:00 noon Eastern time will receive that day's dividend. Wire investments for Scudder Money Market Series that arrive by 5:00 p.m. Eastern time will receive that day's dividend. All other investments will start to accrue dividends the next business day after your purchase is processed.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If you ask us to, we can sell shares in any fund except Scudder Money Market Series and wire you the proceeds on the same day, as long as we receive your request before 12:00 noon Eastern time. However, you won't receive that day's dividend. For Scudder Money Market Series, redemption by wire is not available after 4:00 p.m. Eastern time, but redemptions by other available means may be made until 5:00 p.m. Eastern time.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

--------------------------------------------------------------------------------
For Class AARP Shares
--------------------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Class S Shares
--------------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890
--------------------------------------------------------------------------------

QuickBuy and QuickSell enables you to set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) and 1-800-SCUDDER (Class S).

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $1,000 with Scudder Money Market Series or less than $100 with the other funds. Note as well that we can't honor any check larger than your balance at the time the check is presented to us, or any check for more than $5,000,000. It's not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder U.S. Treasury Money Fund, it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Redemption payments may also be delayed in the event of closing of the Federal Reserve Bank's wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share price

For each share class, the share price is the net asset value per share, or NAV. To calculate NAV, each share class uses the following equation:

     TOTAL ASSETS - TOTAL LIABILITIES
   -------------------------------------  =  NAV
    TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities each fund buys and rounds the per share NAV to the nearest whole cent.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o with Scudder Money Market Series, close your account and send you the proceeds if your balance falls below the minimum for your share class, which is $7,500 for Prime Reserve Class S and Prime Reserve Class AARP and $20,000 for Premium Class S and Premium Class AARP; in either case, we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares)

o for shareholders of funds other than Scudder Money Market Series, close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares)

o for Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder U.S. Treasury Money Fund only, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, a fund won't make a redemption-in-kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o suspend or postpone redemptions during periods when the New York Stock Exchange is closed, (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

o  Income dividends: declared daily and paid monthly

o The taxable money funds may take into account capital gains and losses (other than net long-term capital gains) in their daily dividend declarations.

The funds may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Scudder Tax-Free Money Fund) are taxable as ordinary income. The funds do not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

For most shareholders, dividends from the Scudder Tax-Free Money Fund are generally free from Federal income tax, and a portion of the dividends from the Scudder U.S. Treasury Money Fund are generally free from state and local income taxes. However, there are a few exceptions:

o A portion of a fund's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

o With the Scudder Tax-Free Money Fund, because the fund can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Scudder Tax-Free Money Fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

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AARP Investment Program         Scudder
from Scudder Investments        Investments
(Class AARP)                    (Class S)             SEC
--------------------------------------------------------------------------------
PO Box 219735                   PO Box 219669         Public Reference Section
Kansas City, MO                 Kansas City, MO       Washington, D.C.
64121-9735                      64121-9669            20549-0102
aarp.scudder.com                myScudder.com         www.sec.gov
1-800-253-2277                  1-800-SCUDDER         1-202-942-8090










Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER                                SEC File Numbers:
INVESTMENTS
                                       Scudder Cash Investment Trust    811-2613
                                       Scudder Money Market Series      811-3495
A Member of                            Scudder Tax-Free Money Fund      811-2959
Deutsche Asset Management[LOGO]        Scudder U.S. Treasury Money Fund 811-3043

                          Scudder Cash Investment Trust

                           Scudder Tax-Free Money Fund

                        Scudder U.S. Treasury Money Fund


                             Class AARP and Class S














                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2004

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds, dated October 1, 2004, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 or from the firm from which this Statement of Additional Information was obtained. It is also available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated May 31, 2004, accompany this Statement of Additional Information and are incorporated by reference into and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                                                               Page

INVESTMENT RESTRICTIONS...........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES................................................................................2

MANAGEMENT OF THE FUNDS..........................................................................................19
   Investment Advisor............................................................................................19
   Brokerage Commissions.........................................................................................23
   Underwriter...................................................................................................25

SERVICE PROVIDERS................................................................................................26
   Independent Registered Public Accounting Firm and Reports to Shareholders.....................................26
   Legal Counsel.................................................................................................26
   Fund Accounting Agent.........................................................................................26
   Custodian.....................................................................................................27
   Transfer Agent................................................................................................27
   Retirement Service Provider...................................................................................27

PURCHASE AND REDEMPTION OF SHARES................................................................................27

TAXES............................................................................................................38

NET ASSET VALUE..................................................................................................40

TRUSTEES AND OFFICERS............................................................................................40

TRUST ORGANIZATION...............................................................................................46

ADDITIONAL INFORMATION...........................................................................................48

FINANCIAL STATEMENTS.............................................................................................50

APPENDIX.........................................................................................................52

                             INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional
Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Scudder Tax-Free Money Fund ("STFMF" or "Tax-Free Money"), Scudder U.S. Treasury Money Fund ("Treasury Fund") and Scudder Cash Investment Trust ("SCIT") have each elected to be classified as a diversified open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund will not:

1. borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except SCIT reserves the freedom of action to concentrate its investments in instruments issued by domestic banks);

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.       purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

7. make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

In addition, as a matter of fundamental policy, Tax-Free Money will:

1. have at least 80% of its net assets, plus the amount of borrowings for investment purposes, invested in short-term municipal securities during periods of normal market conditions.

In addition, although not a matter of fundamental policy (these policies may be changed by the Board of Trustees without shareholder approval), SCIT, Treasury and Tax-Free Money do not currently intend to:

1. borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes; or

2. lend portfolio securities in an amount greater than 5% of its total assets.

3. acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Treasury Fund has undertaken that if the Fund obtains an exemptive order of the SEC which would permit the taking of action in contravention of any policy which may not be changed without a shareholder vote, the Fund will not take such action unless either (i) the applicable exemptive order permits the taking of such action without a shareholder vote or (ii) the staff of the SEC has issued to the Fund a "no action" or interpretive letter to the effect that the Fund may proceed without a shareholder vote.

                       INVESTMENT POLICIES AND TECHNIQUES

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") is the investment advisor for each Fund. SCIT, Treasury and Tax-Free Money are sometimes jointly referred to herein as the "Funds" or "Scudder Money Market Funds." On or about September 11, 2000, for SCIT and Tax-Free Money, and October 2, 2000 for Treasury Fund, each fund offered two classes of shares to provide investors with different purchase options. The two classes are Class S and Class AARP. Each class has its own important features and policies. In addition, as of the dates noted above, all existing shares of SCIT, Tax-Free Money and Treasury Fund were redesignated as Class S shares of the respective Fund. Shares of Class AARP were especially designed for members of AARP.

SCUDDER CASH INVESTMENT TRUST

SCIT is a no-load, open-end, diversified management investment company. SCIT's investment objectives are to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. SCIT's management seeks to improve investment income by keeping money at work in what it considers to be the most attractive short-term debt investments consistent with the Fund's objectives of maintaining the stability and liquidity of capital. There is no assurance that SCIT's investment objectives will be achieved. Unless otherwise stated, the investment objectives and policies of SCIT are nonfundamental and may be changed by the Board of Trustees ("Trustees") without a vote of the outstanding voting securities of the Fund. All of the securities in which SCIT may invest are U.S. dollar-denominated. Shares of the Fund are not insured or guaranteed by an agency of the U.S. Government. The Fund has reserved the freedom of action to concentrate, up to 25% of its net assets, in instruments issued by domestic banks. In the event that the Fund concentrates its investments, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, if the Fund were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks.

SCIT may invest in short-term securities consisting of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of domestic banks and their foreign branches and U.S. regulated subsidiaries of foreign banks, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

SCIT may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations and obligations of trusts, finance companies and other entities, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities; asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid or restricted securities. Securities and instruments in which the Fund may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

In addition, SCIT may invest in repurchase agreements and securities with put features. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described below. The Fund may also hold cash.

Investments in municipal securities will be limited to those which are rated at the time of purchase by Moody's Investors Service, Inc. ("Moody's") within its two highest rating categories for municipal obligations -- Aaa and Aa, or within Moody's short-term municipal obligations top rating categories of MIG 1 and MIG 2 -- or are rated at the time of purchase by Standard & Poor's Ratings Services ("S&P") within S&P's two highest rating categories for municipal obligations AAA/AA and SP-1+/SP-1, or are rated at the time of purchase by Fitch Investors Service, Inc. ("Fitch") within Fitch's two highest rating categories for municipal obligations -- AAA/AA or within Fitch's highest short-term rating categories of F-1 and F-2, all in such proportions as management will determine. SCIT also may invest in securities rated within the two highest rating categories by only one of those rating agencies if no other rating agency has rated the security. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if the issuer, or other equal or junior municipal securities of the same issuer, has a rating within the foregoing ratings of Moody's, S&P or Fitch. SCIT may also invest in municipal securities which are unrated if, in the opinion of the Advisor, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest.

For purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are U.S. dollar-denominated.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. SCIT may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. The Fund does not invest in certificates of deposit of foreign banks, except those issued by their large U.S. regulated subsidiaries. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

SCIT may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by SCIT will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund's limitation on investments in illiquid securities.

Eurodollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and U.S. branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by SCIT will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Participation Interests. SCIT may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of an unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

SCUDDER TAX-FREE MONEY FUND

Scudder Tax-Free Money Fund, a diversified open-end management investment company, seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. The Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high quality short-term municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). All of the Fund's investments are high quality, have a remaining maturity of 397 calendar days or less and have minimal credit risk as determined by the Advisor. The dollar-weighted average maturity of the Fund's portfolio is 90 days or less.

The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes.

All of the Fund's municipal securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality rating categories of two or more of the following rating agencies: Moody's (Aaa and Aa, MIG 1 and MIG 2, and P1 and P-2), S&P (AAA and AA, SP1+ and SP1, A1+ and A1 and A-2) and Fitch (AAA and AA, F1 and F2). Where only one rating agency has rated a security (or its issuer), the Fund generally may purchase that security as long as the rating falls within the categories described above. Where a security (or its issuer) is unrated, the Fund may purchase that security if, in the judgment of the Advisor, it is comparable in quality to securities described above. All of the securities in which the Fund may invest are U.S. dollar-denominated and must meet credit standards applied by the Advisor pursuant to procedures established by the Trustees. Should an issue of municipal securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Advisor will dispose of any such security unless the Trustees of the Fund determine that such disposal would not be in the best interests of the Fund.

The Fund may invest in when-issued securities, whose market value may involve an unrealized gain or loss prior to settlement. In addition the Fund may invest, to a limited extent, in illiquid or restricted securities.

Municipal securities in which the Fund may invest include municipal notes, short-term municipal bonds, variable rate demand instruments and tax-exempt commercial paper. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and construction loan notes. Short-term municipal bonds may include general obligation securities, which are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest, and revenue securities, which are generally paid from the revenues of a particular facility or a specific excise tax or other source. Examples of taxable investments in which the Fund may invest include obligations of corporate issuers, U.S. Treasury obligations, U.S. Government obligations, money market instruments and repurchase agreements.

The Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% of net assets limitation on investing in securities whose investment income is subject to the alternative minimum tax ("AMT" bonds) and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry. The Fund's distributions from interest on AMT bonds may be taxable depending upon an investor's particular situation.

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in short-term municipal securities.

Under normal market conditions the Fund expects to invest 100% of its portfolio securities in municipal securities. The Fund may, on a temporary basis, hold and invest up to 20% of its net assets in cash and cash equivalents and in temporary investments of taxable securities with remaining maturities of 397 calendar days or less. For temporary defensive purposes the Fund may invest more than 20% in such investments or may otherwise vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. In fiscal year 2002, all the Fund's dividends were exempt from regular federal income taxes. The Fund may also invest in stand-by commitments and other puts, repurchase agreements, participation interests and when-issued or forward delivery securities.

The Fund expects that it will not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Fund may invest more than 25% of its total assets in municipal securities of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. The Fund does not intend to invest more than 25% in municipal bonds which are tied to the completion of projects. There could be economic, business or political developments, which might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.

Stand-by Commitments. STFMF may engage in stand-by commitments. STFMF has received an order from the Securities and Exchange Commission (the "SEC") which will enable it to improve its portfolio liquidity by making available same-day settlements on portfolio sales (and thus facilitate the same-day payments of redemption proceeds in federal funds) through the acquisition of "Stand-by commitments." A stand-by commitment is a right acquired by a Fund, when it purchases a municipal security from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at that Fund's option, at a specified price. Stand-by commitments are also known as "puts." STFMF's investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity. The acquisition of or the power to exercise a stand-by commitment will not affect the valuation or maturity of STFMF's underlying portfolio, which will be valued in accordance with the order of the SEC. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by STFMF will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal securities purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal securities which are subject to the commitment (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date. Since STFMF values municipal securities on an amortized cost basis, the amount receivable upon exercise of a stand-by commitment will be substantially the same as the value assigned by the Fund to the underlying securities. Moreover, while there is little risk of an event occurring which would make amortized cost valuation of its portfolio securities inappropriate, if such condition developed, the securities may, in the discretion of the Trustees, be valued on the basis of available market information and held to maturity. The Fund expects to refrain from exercising a stand-by commitment in the event that the amount receivable upon exercise of the stand-by commitment is significantly greater than the then-current market value of the underlying municipal securities in order to avoid imposing a loss on a seller and thus jeopardizing the Fund's business relationship with that seller.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by the Fund in either manner for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of total assets of the Fund calculated immediately after any stand-by commitment is acquired.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. When the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held. In addition, for purposes of complying with the condition of the SEC's amortized cost Rule that the dollar-weighted average maturity of its portfolio shall not exceed 90 days, the maturity of a portfolio security of the Fund shall not be considered shortened or otherwise affected by any stand-by commitment to which such security is subject.

The Advisor understands that the Internal Revenue Service ("IRS") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. There is no assurance that stand-by commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

Participation Interests. STFMF may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the municipal security does not meet the quality standards of STFMF, the credit of the selling bank will. STFMF has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal security plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or (3) upon a default under the terms of the municipal security. The selling bank may receive a fee from STFMF in connection with the arrangement. STFMF will not purchase participation interests unless it receives an opinion of bond counsel, counsel for the issuers of such participations, or counsel selected by the Advisor, that the interest from such participations is exempt from regular federal income tax and state income tax.

SCUDDER U.S. TREASURY MONEY FUND

Scudder U.S. Treasury Money Fund is an open-end, diversified management investment company. Treasury Fund's investment objective is to seek current income consistent with safety, liquidity and stability of capital. It does this by investing, under normal circumstances, at least 80% of total assets in short-term U.S. Treasury securities or in repurchase agreements backed by these securities. The Fund seeks to maintain a constant net asset value of $1.00 and declares dividends daily. There can be no assurance that the Fund's objectives will be met.

The Fund seeks to achieve its objective by investing in short-term U.S. Government securities and repurchase agreements. The Fund is a "fixed-price" fund; that is, it seeks to maintain a constant share price of $1.00, although there is no guarantee that the Fund will be able to do so. The Fund's price stability makes it so that it may be suitable for investors who are seeking current income and who are unwilling to accept stock or bond market risk. The Fund is also designed to minimize credit risk. It invests exclusively in short-term securities unconditionally guaranteed by the U.S. Government (as to payment of both principal and interest) and repurchase agreements backed fully by U.S. Treasury obligations. The Fund invests without limitation in short-term securities consisting of U.S. Treasury notes, bonds, bills and in other securities issued or guaranteed by the U.S. Government and thus backed by the full faith and credit of the United States. The Fund may invest its assets, when conditions are appropriate, in repurchase agreements, but only if they are fully collateralized by U.S. Treasury obligations. At least 80% of the Fund's total assets will be invested in either U.S. Treasury securities or in repurchase agreements collateralized by U.S. Treasury obligations. All of the securities in which the Fund may invest are U.S. dollar-denominated. The Fund may also invest in when-issued securities whose market value may involve an unrealized gain or loss prior to settlement. In addition, the Fund may invest in illiquid securities subject to certain limitations.

The Fund invests in U.S. Government securities whose interest is generally exempt from state and local income taxes; the interest is not exempt from federal income tax. Most, but not all, states allow this tax-exempt character of the Fund's income to pass through to its shareholders, so that distributions from the Fund, to the extent derived from interest that is exempt from state and local income taxes, are exempt from such taxes when earned by a shareholder of the Fund. Shareholders should, however, contact their own tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of distributions received from the Fund which is attributable to interest from U.S. Government securities. Income earned by the Fund from U.S. Treasury-backed repurchase agreements generally is not exempt from state and local tax.

Investment Techniques of the Funds

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The
Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in the Funds' applicable prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund's Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of Participation. Each Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that a Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. Each Fund's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by each Fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by SCIT will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a fund's limit on investing in illiquid securities.

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund's net assets. Each Fund's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers, or (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Advisor will monitor the liquidity of such restricted securities subject to the supervision of each Fund's Board of Trustees. In reaching liquidity decisions, the Advisor will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Interfund  Borrowing  and Lending  Program.  The Funds have  received  exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2)
no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a Rule of the Securities and Exchange Commission, each Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under that Rule, each Fund's Board has approved policies established by the Funds' Advisor reasonably calculated to prevent each Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and each Fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of a fund's investments, each Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. Each fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the fund may not make more than one such investment at any time during such period. Each Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Fund. Further, a Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Fund.

The assets of a Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The portfolio of each Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Fund will vary according to the management's appraisal of money market conditions. Each Fund will invest only in securities determined by or under the direction of the Board to be of high quality with minimal credit risks.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal  bonds,  which  meet  longer-term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for the Fund's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The

Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Portfolio Turnover. The Funds may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. Even if such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve a Fund's overall investment return, consistent with its objectives.

Repurchase Agreements. Each Fund may invest in repurchase agreements, which are instruments under which each Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

Each Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Fitch.

A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Fund has not perfected an interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Fund's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities with Put Rights. Each Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, and with commercial banks.

The right of each Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Funds, although each Fund may sell the underlying securities to a third party at any time. If necessary and advisable, each Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). Each Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

Each Fund may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of each Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Funds might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Each Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Funds of the underlying security. The actual put will be valued at zero in determining net asset value of each Fund. Where the Funds pay directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases the potential for unrealized or realized gain is reduced by the cost of the put.

Municipal Trust Receipts The Tax Free Series may invest up to 25% of its net assets in municipal trust receipts, or MTRs. Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The Fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. While the Fund receives an opinion of legal counsel to the effect that the income from each MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the 'IRS') has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Third Party Puts. Each fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. Each fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of a fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

U.S.   Government   Securities.   There  are  two  broad   categories   of  U.S.
Government-related  debt  instruments:   (a)  direct  obligations  of  the  U.S.
Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then-current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a fund's portfolio does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, the fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Variable Rate Demand Instruments. Each fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to the fund, (3) to maintain a high quality investment portfolio or (4) to maximize a fund's yield. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The fund will determine the variable rate demand instruments that they will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the fund. The Advisor will reevaluate each unrated variable rate demand instrument held by the fund on a quarterly basis to determine that it continues to meet the fund's quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

When-Issued Securities. A fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by a fund, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income, a fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a fund's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

A fund will make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities, but a fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Investment in Other Investment Companies. In accordance with applicable law, each Fund may invest its assets in other money market funds with comparable investment objectives. In general, a Fund may not (1) purchase more than 3% of any other money market fund's voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the "SEC"). As a shareholder of another money market fund, a Fund would bear, along with other shareholders, its prorata portion of the other money market fund's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of DeAM, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors has more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Advisor, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by each Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreements for each Fund (each an "Agreement," collectively, the "Agreements") were approved by the Trustees on February 4, 2002. Shareholders approved the Agreements on March 28, 2002 and they became effective on April 5, 2002. The Trustees last approved the Agreements on August 10, 2004. The Agreements will continue in effect until September 30, 2005 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of a Trust's Trustees or of a majority of the outstanding voting securities of a Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The investment management fee for each Fund is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

The current investment management fee rates are payable monthly at the annual rate shown below:

         Average Daily Net Assets               Scudder Cash Investment Trust
         ------------------------               -----------------------------

             $0 - $250 million                                0.50%
     over $250 million - $500 million                         0.45%
      over $500 million - $1 billion                          0.40%
      over $1 billion - $1.5 billion                          0.35%
      over $1.5 billion - $2 billion                          0.335%
              over $2 billion                                 0.32%


         Average Daily Net Assets                Scudder Tax-Free Money Fund
         ------------------------                ---------------------------

             $0 - $500 million                                0.50%
             over $500 million                                0.48%

         Average Daily Net Assets              Scudder U.S. Treasury Money Fund
         ------------------------              --------------------------------

             $0 - $500 million                                0.40%
      over $500 million - $1 billion                          0.385%
              over $1 billion                                 0.37%

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund                                         Fiscal 2004             Fiscal 2003             Fiscal 2002
----                                         -----------             -----------             -----------

Scudder Cash Investment Trust                $3,920,391              $4,490,033              $5,133,359

Scudder Tax-Free Money Fund                  $1,252,484              $1,458,248              $1,698,408

Scudder U.S. Treasury Money Fund             $1,096,960              $1,309,248              $1,427,651

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.00%, 1.00, and 0.80% of average daily net assets for SCIT, Treasury Fund, and Tax-Free Money, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interests, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees).

In addition, for the period October 1, 2003 through March 31, 2004, the Advisor voluntarily agreed to waive a portion of its Administrative Fee on Class S shares of Tax-Free Money to the extent necessary to maintain the operating expenses of Class S at 0.69% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees).

Furthermore, for the period of April 1, 2004 through September 20, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses of each class at 0.72%, 0.65%, and 0.70% for SCIT, Scudder Treasury Fund, and Tax-Free Money, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees).

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Fund for such purchases.

During the last three fiscal years each Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Trustees, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From September 11, 2000 for SCIT and Tax-Free Money Fund, and from October 2, 2000 for Treasury Fund until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with a Fund, as described above) in exchange for the payment by a Fund of an administrative services fee (the "Administrative Fee") of 0.40% for SCIT, 0.15% for Tax-Free Money Fund, 0.40% for Treasury Fund of average daily net assets of each Fund. The Administrative Agreement between the Advisor and the Fund terminated on March 31, 2004 and effective April 1, 2004, the Funds directly bear the cost of those expenses formerly covered under the Administrative Agreement.

In accordance with each Fund's Administrative Agreement, the Administrative Fees charged to Class AARP and Class S for the most recent fiscal years were as follows:

  Fund Name                        Year       Class AARP          Class S
  ---------                        ----       ----------          -------

  SCIT                             2002       1,324,083            3,542,615
                                   2003       1,093,871            3,039,709
                                   2004*        760,338            2,224,453
  Tax-Free Money                   2002         121,324              388,201
                                   2003         107,348              336,261
                                   2004*         82,728              236,324
  Treasury                         2002          28,405            1,399,246
                                   2003          53,041            1,253,670
                                   2004*         49,261              888,159

* For the period June 1, 2003 through March 31, 2004 (termination of the Administrative Agreement).

With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as transfer agent and custodian fees, are now borne directly by the shareholders.

Board Considerations in connection with the Annual Renewal of Investment Agreement for Scudder Tax Free Money Fund, Scudder U.S. Treasury Money Fund, and Scudder Cash Investment Trust

The Funds' Trustees approved the continuation of the Funds' current investment management agreements with Deutsche Investment Management ("DeIM"), your Fund's adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

o At present time, all of your Fund's Trustees -- including the chairman of the board -- are independent of DeIM and its affiliates.

o The Trustees meet frequently to discuss fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

o The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be "put out to bid" or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM's research and investment capabilities, the Trustees considered other aspects of DeIM's qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds' Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund's investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM's agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM's profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Fund's investment management agreement with DeIM was in the best interest of Fund shareholders.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Underwriter

Effective September 30, 2002, each Trust has an underwriting agreement with Scudder Distributors, Inc. ("SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, IL 60606 (the "Distributor"), an affiliate of the Advisor. Each Trust's underwriting agreement dated April 5, 2002 will remain in effect until September 30, 2005, and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund. Each Fund's underwriting agreement was approved by the Trustees on August 10, 2004.

Under each underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of a Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by a Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

Although each Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, a Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

                                SERVICE PROVIDERS

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Fund included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, 125 High Street, Boston, MA 02110-2624, , independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes and Gray LLP, One International Place, Boston, MA 02110 serves as legal counsel for each Fund and the Independent Trustees of each Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Fund and maintaining portfolio and general accounting records.

Pursuant to a sub-accounting and sub-administration agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB"), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.

Each Fund paid SFAC an annual fee equal to 0.02% of the first $150 million of average daily net assets, 0.006% of such assets in excess of $150 million, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

From September 11, 2000 for SCIT and Tax Free Money and from October 2, 2000 for Treasury through March 31, 2004, these fees were paid by the Advisor pursuant to the Administrative Agreement. For the period April 1, 2004 through March 31, 2004, the amount charged to the Funds by SFAC for accounting services aggregated $18,849, $9,577, and $9,943, all of which is unpaid at May 31, 2004, for SCIT, Treasury Fund, and Tax-Free Money, respectively.

Custodian

State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

Transfer Agent

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by each Fund. Scudder Service Corporation ("SSC" or the "Transfer Agent"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend-disbursing agent for the funds. SSC also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Each Fund pays SSC an annual fee of $28.75 for each regular account (including Individual Retirement Accounts), $31.75 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only). From July 31, 2000 through March 31, 2004, SSC's fees were paid by the Advisor pursuant to the Administrative Agreement.

For the fiscal year ended May 31, 2001, the amount charged SCIT by SSC aggregated $761,893. For the fiscal year ended May 31, 2001, the amount charged to Treasury Fund by SSC aggregated $208,725. For the fiscal year ended May 31, 2001, the amount charged STFMF by SSC aggregated $52,042.

A Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider

Scudder Trust Company ("STC"), 11 Northeastern Boulevard, Salem, NH 03079, an affiliate of the Advisor, provides services for certain retirement plan accounts in SCIT and Treasury Fund. SCIT and Treasury Fund each paid STC an annual fee of $$31.75 for each account maintained for a participant. For the fiscal year ended May 31, 2001, the amount charged to SCIT by STC aggregated $404,694, of which all was paid at May 31, 2001. For the fiscal year ended May 31, 2001, the amount charged Treasury Fund by STC aggregated $364,569, of which all was paid at May 31, 2001.

From September 11, 2000 for SCIT and Tax Free Money and from October 2, 2000 for Treasury through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement. In addition, prior to the implementation of the Administrative Agreement these fees were in place from June 1, 2000 through September 10, 2000 for SCIT and Tax Free Money and through October 1, 2000 for Treasury.

                        PURCHASE AND REDEMPTION OF SHARES

Additional Information About Opening an Account

All new investors in Class AARP of each Fund are required to provide an AARP membership number on their account application. In addition, Class S shares of the Fund will generally not be available to new investors.

The  following  investors  may  continue to  purchase  Class S shares of Scudder
Funds:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. After June 30, 2001, only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S shares of any Scudder Fund.

3.       Any retirement, employee stock, bonus, pension or profit sharing plans.

4. Any participant who owns Class S shares of any Scudder Fund through an employer-sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through an employer-sponsored retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7. Class S shares are available to any accounts managed the Advisor, any advisory products offered by the Advisor or SDI and to the portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that had an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. Broker-dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

10. SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment management account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through SDI by letter, fax, or telephone.

Shareholders of other Scudder funds who have submitted an account application and have a certified tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-SCUDDER to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 1-800-253-2277 for further instructions.

The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts and is $1,000 for Class AARP.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the shareholder service agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act, and Uniform Transfer to Minors Act accounts, the minimum balance is $1,000. These amounts may be changed by each Fund's Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Each Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

o for Class S, assess an annual $10 per Fund charge (with the fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500 for Class S and a balance of less than $1,000 for Class AARP; and

o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on or payable through a United States bank.

If shares of a Fund are purchased with a check which proves to be uncollectible, that Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by that Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, such Fund will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

To purchase shares of a Fund and obtain the same day's dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to a Fund prior to 12:00 noon Eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund's Transfer Agent of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after 12:00 noon Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, each Fund pays a fee for receipt by State Street Bank and Trust Company of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of either Fund.

Additional Information About Making Subsequent Investments by QuickBuy

Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program may purchase shares of a Fund by telephone (minimum $50 and maximum $250,000). To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. Eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share Price

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of 12:00 noon Eastern time and the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Fund, to forward the purchase order to the Transfer Agent in Kansas City by the close of regular trading on the Exchange.

There is no sales charge in connection with the purchase of shares of any class of a Fund.

Share Certificates

Due to the desire of each Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to the Fund's Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Exchanges

Exchanges are comprised of a redemption from one Scudder fund and a purchase into a class of another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL(TM)) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $50 for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund, at current net asset value, through Scudder's Automatic Exchange Program. These exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trusts and the Transfer Agent each reserve the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

There is no charge to the shareholder for any exchange described above. An exchange into another Scudder Fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trusts employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trusts do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent
telephone  instructions.   The  Trusts  will
not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Trusts and the Transfer Agent each reserve the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

Before making an exchange, shareholders should obtain from the Scudder Investor Services, Inc. a prospectus of the Scudder Fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-225-5163 (Class S) or 1-800-253-2277 (Class AARP).

The exchange privilege disclosed in the Funds' prospectus provides that the Advisor may require a shareholder to own shares of a Fund for 15 days before the purchase order for shares of the other fund will be processed. This 15-day hold policy is not currently being implemented for money market funds.

Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

Shareholders currently receive the right automatically, without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their pre-designated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS wishing to establish the telephone redemption privilege must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a pre-designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates or shares held in certain retirement accounts.

If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be no charge for wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By QuickSell

Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of a Fund by telephone (minimum $50 and maximum $250,000). Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. Eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing the following business day. QuickSell transactions are not available for IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption by Mail or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signatures guaranteed.

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-225-5163.

Redemption by Checkwriting

All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Dividends and Capital Gains Distribution Options

Investors have the freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 for Class S or 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the same class of a Fund.

Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-225-5163 for Class S or 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Reports to Shareholders

Each Fund issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. Each Fund presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of a Fund.

Transaction Summaries

Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

Investment Plan Options

Scudder Retirement Plans: Profit-Sharing and Money Purchase Pension Plans for Corporations and Self-Employed Individuals

Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

Shares of a Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions to an IRA of up to the maximum contribution amount described below for each year prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

An eligible individual may contribute up to the maximum contribution amount of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to the maximum contribution amount per individual for married couples, even if only one spouse has earned income). The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $3,000 for 2002 through 2004 and is increased to $4,000 for 2005 through 2007 and to $5,000 for 2008. After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005. Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA: Individual Retirement Account

Shares of a Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

A single individual earning below $95,000 can contribute up to the maximum contribution amount per year to a Roth IRA. The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $3,000 for 2002 through 2004 and is increased to $4,000 for 2005 through 2007 and to $5,000 for 2008. After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005. Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can each contribute the full maximum contribution amount each year (for example, in 2002 each spouse could contribute $3,000 to his or her IRA, for aggregate IRA contributions of $6,000). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed the maximum contribution amount. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2. All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. All taxes on such a rollover have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

Shares of a Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-225-5163 for Class S or 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, each Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

Each Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

Shareholders may arrange to make periodic investments in Class AARP of a Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open the Class AARP Fund account for less than $500 if they agree to increase their investment to $500 within a 10-month period. Investors may also invest in Class AARP for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Accounts investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least 30 days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

Each Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Other Information

If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. None of the Funds impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund or portfolio, and
including  exchanges  and  redemptions  by  Checkwriting,   may  result  in  tax
consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) the SEC by order permits suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for their shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

The Board of Trustees and the Distributor, each has the right to limit, for any reason, the amount of purchases by and refuse to sell to any person and each may suspend or terminate the offering of shares of a Fund at any time for any reason.

The "Tax Identification Number" section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt investors a certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

A Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income. Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Tax-Free Money Fund intends to qualify under the Code to pay "exempt-interest dividends" to its shareholders. Tax-Free Money Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by a Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85 percent of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which a Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. Tax-Free Money Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax-Free Money Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. Tax-Free Money has not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

                                 NET ASSET VALUE

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of a Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of a Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                              TRUSTEES AND OFFICERS

Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder U.S. Treasury Money Fund

The following table presents certain information regarding the Trustees and Officers of the Trust as of October 1, 2004. Each Trustee's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)           President, Driscoll Associates (consulting firm);                  48
Chairman since 2004 and Trustee,     Executive Fellow, Center for Business Ethics, Bentley
1987-present                         College; formerly, Partner, Palmer & Dodge (1988-1990);
                                     Vice President of Corporate Affairs and General Counsel,
                                     Filene's (1978-1988). Directorships:  CRS Technology
                                     (technology service company); Advisory Board, Center for
                                     Business Ethics, Bentley College; Board of Governors,
                                     Investment Company Institute; former Chairman, ICI
                                     Directors Services Committee
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)          President, WGBH Educational Foundation. Directorships:             48
Trustee, 1990-present                Becton Dickinson and Company (medical technology
                                     company); The A.H. Belo Company (media company); Concord
                                     Academy; Boston Museum of Science; Public Radio
                                     International. Former Directorships:  American Public
                                     Television; New England Aquarium; Mass. Corporation for
                                     Educational Telecommunications; Committee for Economic
                                     Development; Public Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                  Managing Partner, Exeter Capital Partners (private equity          48
Trustee, 1996-present                funds). Directorships:  Facts on File (school and library
                                     publisher); Progressive Holding Corporation (kitchen
                                     importer and distributor); Cloverleaf Transportation Inc.
                                     (trucking); K-Media, Inc. (broadcasting); Natural
                                     History, Inc. (magazine publisher); National Association
                                     of Small Business Investment Companies (trade association)
-------------------------------------------------------------------------------------------------------------------
Louis E. Levy (1932)                 Retired. Formerly, Chairman of the Quality Control                 48
Trustee, 2002-present                Inquiry Committee, American Institute of Certified Public
                                     Accountants (1992-1998); Partner, KPMG LLP (1958-1990).
                                     Directorships:  Household International (banking and
                                     finance); ISI Family of Funds (registered investment
                                     companies; 4 funds overseen)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)        Retired. Formerly, Consultant (1997-2001); Director, US            48
Trustee, 1999-present                General Accounting Office (1996-1997); Partner, Fulbright
                                     & Jaworski, L.L.P. (law firm) (1978-1996).
                                     Directorships:  The William and Flora Hewlett Foundation;
                                     Service Source, Inc.
-------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (1943)                Managing Partner, First Light Capital (venture capital             48
Trustee, 1994-present                group) (2000-present); formerly, Special Limited Partner,
                                     TL Ventures (venture capital fund) (1996-1998); General
                                     Partner, TL Ventures (1994-1996); President and Chief
                                     Operating Officer, Safeguard Scientifics, Inc. (public
                                     technology business incubator company) (1991-1993).
                                     Directorships:  Sonesta International Hotels, Inc.;
                                     Aberdeen Group (technology research); United Way of Mass.
                                     Bay; The Commonwealth Institute (supports women
                                     entrepreneurs). Trusteeships:  Connecticut College, Vice
                                     Chair of Board, Chair, Finance Committee; Northeastern
                                     University, Vice Chair of Finance Committee, Chair, Funds
                                     and Endowment Committee
-------------------------------------------------------------------------------------------------------------------



                                       41

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Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (1936)                  Senior Partner, Fulbright & Jaworski, L.L.P (law firm);            48
Trustee, 2002-present                formerly, President (interim) of Williams College
                                     (1999-2000); President, certain funds in the Deutsche
                                     Asset Management Family of Funds (formerly, Flag
                                     Investors Family of Funds) (registered investment
                                     companies) (1999-2000). Directorships: Yellow
                                     Corporation (trucking); American Science &
                                     Engineering (x-ray detection equipment); ISI Family
                                     of Funds (registered investment companies; 4 funds
                                     overseen); National Railroad Passenger Corporation
                                     (Amtrak); formerly, Chairman and Member, National
                                     Transportation Safety Board
-------------------------------------------------------------------------------------------------------------------

Officers^2

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and Length of    Principal Occupation(s) During Past 5 Years                in Fund Complex
Time Served^1                        and Other Directorships Held                               Overseen
-------------------------------------------------------------------------------------------------------------------

Julian F. Sluyters^3 (1960)          Managing Director, Deutsche Asset Management (since May           n/a
President and Chief Executive        2004); President and Chief Executive Officer of The
Officer, 2004-present                Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global
                                     High Income Fund, Inc. and Scudder New Asia Fund, Inc.
                                     (since May 2004); President and Chief Executive Officer,
                                     UBS Fund Services (2001-2003); Chief Administrative
                                     Officer (1998-2001) and Senior Vice President and
                                     Director of Mutual Fund Operations (1991 to 1998) UBS
                                     Global Asset Management


-------------------------------------------------------------------------------------------------------------------
John Millette (1962)                 Director, Deutsche Asset Management                               n/a
Vice President and Secretary,
1999-present
-------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (1963)                Vice President, Deutsche Asset Management (2000-present);         n/a
Vice President, 2002-present         formerly, Director, John Hancock Signature Services
                                     (1992-2000)
-------------------------------------------------------------------------------------------------------------------

Paul Schubert^3 (1963)               Managing Director, Deutsche Asset Management                      n/a
Chief Financial Officer,             (2004-present); formerly, Executive Director, Head of
2004-present                         Mutual Fund Services and Treasurer for UBS Family of
                                     Funds at UBS Global Asset Management (1994-2004)
-------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (1957)              Managing Director, Deutsche Asset Management (April               n/a
Treasurer, 2002-present              2004-present); formerly, Director, Deutsche Asset
                                     Management (April 2000-March 2004); Vice President and
                                     Department Head, BT Alex. Brown Incorporated (now
                                     Deutsche Bank Securities Inc.) (1998-1999); Senior
                                     Manager, Coopers & Lybrand L.L.P. (now
                                     PricewaterhouseCoopers LLP) (1993-1998)

-------------------------------------------------------------------------------------------------------------------
Lisa Hertz^3 (1970)                  Assistant Vice President, Deutsche Asset Management               n/a
Assistant Secretary, 2003-present
-------------------------------------------------------------------------------------------------------------------



                                       42

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and Length of    Principal Occupation(s) During Past 5 Years                in Fund Complex
Time Served^1                        and Other Directorships Held                               Overseen
-------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^4 (1954)            Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 2002-present    (2002-present) and Director, Deutsche Global Funds Ltd.
                                     (2002-present); formerly, Director, Deutsche Asset
                                     Management (1999-2002); Principal, BT Alex. Brown
                                     Incorporated (now Deutsche Bank Securities Inc.)
                                     (1998-1999); Assistant General Counsel, United States
                                     Securities and Exchange Commission (1993-1998)
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson (1962)              Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 1997-present
-------------------------------------------------------------------------------------------------------------------
Kevin M. Gay (1959)                  Vice President, Deutsche Asset Management                         n/a
Assistant Treasurer, 2004-present
-------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone (1965)           Director, Deutsche Asset Management                               n/a
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------

Kathleen Sullivan D'Eramo (1957)     Director, Deutsche Asset Management                               n/a
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------


^1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

^3       Address: 345 Park Avenue, New York, New York

^4       Address: One South Street, Baltimore, Maryland

Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:                 Secretary

Trustees' Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board's members are "Independent Trustees;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees.  The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee held one meeting during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

                                                                                     Pension or         Total
                            Compensation from    Compensation      Compensation      Retirement      Compensation
                                 Scudder         from Scudder      from Scudder       Benefits     Paid to Trustee
         Name of             Cash Investment       Tax-Free       U.S. Treasury   Accrued as Part   from the Fund
          Trustee                 Trust           Money Fund        Money Fund    of Fund Expenses  Complex (3)(4)
          -------                 -----           ----------        ----------            --------  --------

Henry P. Becton, Jr.              $3,607            $1,313            $1,491             $0           $163,000
Dawn-Marie Driscoll(1)            $4,001            $1,473            $1,618             $0           $179,780
Keith R. Fox                      $3,763            $1,407            $1,542             $0           $169,780
Louis E. Levy(2)                  $3,633            $1,370            $1,500             $0           $163,000
Jean Gleason Stromberg            $3,607            $1,363            $1,491             $0           $163,000
Jean C. Tempel                    $3,488            $1,330            $1,453             $0           $158,000
Carl W. Vogt                      $3,634            $1,370            $1,500             $0           $162,000

(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Trustee.

(2) In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3) For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

                                                                            Dollar Range of    Aggregate Dollar Range
                              Dollar Range of        Dollar Range of      Securities Owned in  of Securities Owned in
                            Securities Owned in    Securities Owned in          Scudder         All Funds in the Fund
         Name of               Scudder Cash         Scudder Tax-Free         U.S. Treasury      Complex Overseen by
         Trustee              Investment Trust          Money Fund            Money Fund               Trustee
         -------              ----------------          ----------            ----------               -------

Henry P. Becton, Jr.         $10,001 - $50,000         $1 - $10,000          $1 - $10,000           Over $100,000
Dawn-Marie Driscoll             $1 - $10,000        $10,001 - $50,000            None               Over $100,000
Keith R. Fox                        None                   None            $10,001 - $50,000        Over $100,000



                                       45

                                                                            Dollar Range of    Aggregate Dollar Range
                              Dollar Range of        Dollar Range of      Securities Owned in  of Securities Owned in
                            Securities Owned in    Securities Owned in          Scudder         All Funds in the Fund
         Name of               Scudder Cash         Scudder Tax-Free         U.S. Treasury      Complex Overseen by
         Trustee              Investment Trust          Money Fund            Money Fund               Trustee
         -------              ----------------          ----------            ----------               -------

Louis E. Levy                       None                   None                  None               Over $100,000
Jean Gleason Stromberg              None                   None                  None               Over $100,000
Jean C. Tempel               $10,001 - $50,000      $10,001 - $50,000        $1 - $10,000           Over $100,000
Carl W. Vogt                        None                   None                  None               Over $100,000

Securities Beneficially Owned

As of September 8, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund's knowledge, as of September 8, 2004, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                    Value of        Percent of
                                  Owner and                                       Securities on    Class on an
       Independent             Relationship to                    Title           an Aggregate      Aggregate
         Trustee                  Trustee             Company    of Class           Basis             Basis
         -------                  -------             -------    --------           -----             -----

Henry P. Becton, Jr.                                   None
Dawn-Marie Driscoll                                    None
Keith R. Fox                                           None
Louis E. Levy                                          None
Jean Gleason Stromberg                                 None
Jean C. Tempel                                         None
Carl W. Vogt                                           None

                               TRUST ORGANIZATION

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class S and Class AARP Shares are offered.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for Scudder Cash Investment Trust, Scudder U.S. Treasury Money Fund and Scudder Tax-Free Money Fund provide that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The name "Scudder Cash Investment Trust" is the designation of SCIT for the time being under a Declaration of Trust dated December 12, 1975, the name "Scudder U.S. Treasury Money Fund" is the designation of Treasury Fund for the time being under a Declaration of Trust dated April 4, 1980 and the name "Scudder Tax-Free Money Fund" is the designation of STFMF for the time being under a Declaration of Trust dated December 9, 1987, each as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by a Fund's Declaration of Trust, as amended from time to time. No series is liable for the obligations of any other series. The Declaration of Trust of each Fund is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

                             ADDITIONAL INFORMATION

Internet Access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
www.myScudder.com. The address for Class AARP is aarp.scudder.com.

These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax Advisor with respect to the suitability requirements and tax aspects thereof.

Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by a Fund's distributor depending on the provisions of the relevant plan or IRA. None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Shareholder Indemnification

Each Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of that trust. The Declarations of Trust of each Fund contain an express disclaimer of shareholder liability in connection with a Fund's property or the acts, obligations or affairs of a Fund. The

Declarations of Trust also provide for indemnification out of a Fund's property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Other Information

The CUSIP number of Scudder Cash Investment Trust, Class S is 811118-108.

The CUSIP number of Scudder Cash Investment Trust, Class AARP is 811118-207.

The CUSIP number of Scudder Tax-Free Money Fund, Class S is 811235-100.

The CUSIP number of Scudder Tax-Free Money Fund, Class AARP is 811235-209.

The CUSIP number of Scudder U.S. Treasury Money Fund, Class S is 81123P-106.

The CUSIP number of Scudder U.S. Treasury Money Fund, Class AARP is 81123P-205.

On August 10, 1998, the Board of Trustees changed the fiscal year end for SCIT and Treasury Fund from June 30 to May 31 and the fiscal year end of STFMF from December 31 to May 31.

This Statement of Additional Information contains the information of Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder U.S. Treasury Money Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' combined prospectus and this combined Statement of Additional Information omit certain information contained in the Registration Statements which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements for further information with respect to a Fund and the securities offered hereby. These Registration Statements are available for inspection by the public at the offices of the SEC in Washington, D.C.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             PROXY VOTING GUIDELINES

 To the extent that a Fund invests in voting securities such as other registered investment companies, the following applies. Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

o Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

Scudder Cash Investment Trust

The financial statements, including the portfolio of investments, of Scudder Cash Investment Trust, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder U.S. Treasury Money Fund

The financial  statements,  including the portfolio of  investments,  of Scudder
U.S. Treasury Money Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Tax-Free Money Fund

The financial statements, including the portfolio of investments, of Scudder Tax-Free Money Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

The following is a description of the ratings given by Moody's, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Corporate and Municipal Bonds

Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest degree of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody's applies numerical modifiers 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the higher rated issues only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible to" adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a "weakened capacity" to make such payments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Fitch: The four highest ratings of Fitch for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+." Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

Corporate and Municipal Commercial Paper

Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term obligations."

S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+."

Fitch: The rating "F-1" is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated "F-1."

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1" and "F-2."